Goodwill and intangible assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and other intangible assets
Goodwill and other intangible assets
Goodwill
The changes in the carrying amounts of goodwill were as follows (in millions):

	During the years ended December 31,
	2015	2014
Beginning balance	$14,788	$14,968
Goodwill related to acquisitions of businesses (1)	108	(114)
Currency translation and other adjustments	(109)	(66)
Ending balance	$14,787	$14,788

(1)
Consists of goodwill recognized on the acquisition dates of business combinations and subsequent adjustments to these amounts resulting from changes to the acquisition date fair values of net assets acquired in the business combinations recorded during their respective measurement periods.

Identifiable intangible assets
Identifiable intangible assets consisted of the following (in millions):

	December 31,
	2015			2014
	Gross carrying amount	Accumulated amortization	Intangible assets, net	Gross carrying amount	Accumulated amortization	Intangible assets, net
Finite-lived intangible assets:
Developed product technology rights	$12,310	$(4,996)	$7,314	$10,826	$(4,155)	$6,671
Licensing rights	3,275	(998)	2,277	3,236	(696)	2,540
R&D technology rights	1,134	(635)	499	1,167	(569)	598
Marketing-related rights	1,186	(650)	536	1,241	(512)	729
Total finite-lived intangible assets	17,905	(7,279)	10,626	16,470	(5,932)	10,538
Indefinite-lived intangible assets:
IPR&D	1,015	—	1,015	2,155	—	2,155
Total identifiable intangible assets	$18,920	$(7,279)	$11,641	$18,625	$(5,932)	$12,693

Developed product technology rights consist of rights related to marketed products acquired in business combinations. Licensing rights consist primarily of contractual rights acquired as part of the acquisition of Onyx to receive future milestones(see Note 3, Business combinations), royalties and profit sharing payments, capitalized payments to third parties for milestones related to regulatory approvals to commercialize products and upfront payments associated with royalty obligations for marketed products. R&D technology rights consist of technology used in R&D with alternative future uses. Marketing-related intangible assets consist primarily of rights related to the sale and distribution of marketed products, including licenses to filgrastim and pegfilgrastim acquired from Roche (see Note 3, Business combinations). Marketing-related intangible assets also includes $275 million paid to Glaxo during the year ended December 31, 2014, for the early termination of our agreement with them to commercialize denosumab in certain geographic areas (see Note 7, Collaborative arrangements). This transaction represents the reacquisition of a previously shared economic interest in geographic territories where we were already marketing denosumab and accordingly was accounted for as an acquisition of identifiable intangible assets.
IPR&D consists of R&D projects acquired in a business combination which are not complete at the time of acquisition due to remaining technological risks and/or lack of receipt of the required regulatory approvals. As of December 31, 2015, these projects include: AMG 899 acquired in the acquisition of Dezima (see Note 3, Business combinations), oprozomib acquired in the acquisition of Onyx (see Note 3, Business combinations), and Parsabiv™ (etelcalcetide) acquired in the acquisition of KAI Pharmaceuticals.
In October 2015, we announced that the FDA has granted approval of IMLYGIC™ (talimogene laherparepvec) acquired in the acquisition of BioVex Group, Inc. (BioVex), for the local treatment of unresectable cutaneous, subcutaneous and nodal lesions in patients with melanoma recurrent after initial surgery. As a result, the $675 million carrying value of IMLYGIC™ was reclassified from IPR&D to Developed product technology rights during the fourth quarter of 2015, and is being amortized over its estimated useful life.
In November 2015, we announced that the European Commission granted marketing authorization for Kyprolis® in combination with lenalidomide and dexamethasone for the treatment of adult patients with multiple myeloma who have received at least one prior therapy. As a result, the $850 million carrying value of Kyprolis® in the territories outside the United States (excluding Japan) was reclassified from IPR&D to Developed product technology rights during the fourth quarter of 2015, and is being amortized over its useful life.
All IPR&D projects have major risks and uncertainties associated with the timely and successful completion of development and commercialization of these product candidates, including our ability to confirm their safety and efficacy based on data from clinical trials, our ability to obtain necessary regulatory approvals and our ability to successfully complete these tasks within budgeted costs. We are not permitted to market a human therapeutic without obtaining regulatory approvals, and such approvals require completing clinical trials that demonstrate a product candidate is safe and effective. In addition, the availability and extent of coverage and reimbursement from third-party payers, including government healthcare programs and private insurance plans, impact the revenues a product can generate. Consequently, the eventual realized value, if any, of these acquired IPR&D projects may vary from their estimated fair values. We review IPR&D projects for impairment annually, whenever events or changes in circumstances indicate that the carrying amount may not be recoverable and upon establishment of technological feasibility or regulatory approval.
During the years ended December 31, 2015, 2014 and 2013, we recognized amortization charges associated with our finite-lived intangible assets, included primarily in Cost of sales in the Consolidated Statements of Income, of $1.4 billion, $1.4 billion and $642 million, respectively. The total estimated amortization for each of the next five years for our intangible assets is $1.4 billion, $1.3 billion, $1.1 billion, $1.1 billion and $1.0 billion in 2016, 2017, 2018, 2019 and 2020, respectively.